UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2013
REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Regions executives are scheduled to make a presentation at the Goldman Sachs US Financial Services Conference 2013 on Tuesday, December 10, 2013 at 8:40 a.m. ET.

A webcast of the presentation will be available for a limited time on the Investor Relations page of Regions' web site at www.regions.com.

A copy of the presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such presentation materials are also available on the Investor Relations page of Regions’ web site at www.regions.com.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Regulation FD as part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit Index
Exhibit No.    Exhibit

99.1	Presentation of December 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President,
Counsel and Corporate Secretary

Date: December 10, 2013